BLACKROCK FUNDSSM
BlackRock Global Opportunities Portfolio
BlackRock International Opportunities Portfolio
BlackRock U.S. Opportunities Portfolio
(each, a “Fund”)

SUPPLEMENT DATED DECEMBER 11, 2009 TO THE PROSPECTUSES AND THE
STATEMENT OF ADDITIONAL INFORMATION, EACH DATED JANUARY 28, 2009

BlackRock Global Opportunities Portfolio:

Effective December 31, 2009, the Fund will change the benchmark against which it measures its performance from the Standard & Poor’s (“S&P”) Global Broad Market Index to the Morgan Stanley Capital International (“MSCI”) All Country World Index, a broad measure of market performance. The Fund’s Manager believes the MSCI All Country World Index is more representative of the industry standard benchmark for funds with similar strategies. The MSCI All Country World Index is a market capitalization-weighted benchmark index made up of equities from twenty-three countries, including the United States. For the one-year period ended December 31, 2008 and for the period from the Fund’s inception (January 31, 2006) through December 31, 2008, the average annual total returns for the MSCI All Country World Index were -42.20% and -9.64%, respectively.

BlackRock International Opportunities Portfolio:

Effective December 31, 2009, the Fund will change the benchmark against which it measures its performance from the Standard & Poor’s (“S&P”) Global Ex-U.S. Broad Market Index and the S&P Extended Market Index Global Ex-U.S. to the Morgan Stanley Capital International (“MSCI”) All Country World Index Ex-U.S., a broad measure of market performance. The Fund’s Manager believes the MSCI All Country World Index Ex-U.S. is more representative of the industry standard benchmark for funds with similar strategies. The MSCI All Country World Index Ex-U.S. is a market-capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The index includes both developed and emerging markets. For the one-, five- and ten-year periods ended December 31, 2008, the average annual total returns for the MSCI All Country World Index Ex-U.S. were -45.53%, 2.56% and 1.90%, respectively.

In addition, effective immediately, the section of the prospectuses entitled “International Opportunities Portfolio — What are the Fund’s main investment strategies?” is hereby amended to delete the third sentence in the first paragraph of the section and replace it with the following:

The Fund may invest up to 30% of its net assets in stocks of issuers in emerging market countries.

The section of the prospectuses entitled “Details About the Funds — How Each Fund Invests — International Opportunities Portfolio — Primary Investment Strategies” is hereby amended to delete the last sentence in the first paragraph of the section and replace it with the following:

The Fund may invest up to 30% of its net assets in stocks of issuers in emerging market countries.

BlackRock U.S. Opportunities Portfolio:

Effective December 31, 2009, the Fund will change the benchmark against which it measures its performance from the Standard & Poor’s (“S&P”) US MidSmall Cap Index to the Russell Midcap Index, a broad measure of market performance. The Fund’s Manager believes the Russell Midcap Index is more representative of the industry standard benchmark for funds with similar strategies. The Russell Midcap Index is a market capitalization weighted index representing the smallest 800 companies in the Russell 1000 Index. For the one-, five- and ten-year periods ended December 31, 2008, the average annual total returns for the Russell Midcap Index were -41.46%, -0.71% and 3.19%, respectively.

Shareholders should retain this Supplement for future reference.

Code #PRO-OPP-1209-SUP